UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 23, 2011

BEACON POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31973	04-3372365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Middlesex Road

Tyngsboro, Massachusetts 01879
(Address of Principal Executive Offices)  (Zip Code)

(978) 694-9121

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On August 23, 2011, Beacon Power Corporation (the “Company”) entered into an At Market Issuance Sales Agreement (the “Agreement”) with McNicoll, Lewis & Vlak LLC (“MLV”), pursuant to which the Company may issue and sell shares of its common stock, par value $0.01 per share, having an aggregate offering price of up to $25,000,000 (the “Shares”) from time to time through MLV (the “Offering”).

Upon delivery of a placement notice and subject to the terms and conditions of the Agreement and any such placement notice, MLV may sell Shares by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on The NASDAQ Capital Market, on any other existing trading market for the common stock or to or through a market maker. MLV will act as sales agent on a commercially reasonable efforts basis consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of NASDAQ. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Agreement or terminate the Agreement.

The Company will pay MLV a commission equal to 3.0% of the gross proceeds from the sale of any Shares. The Company has agreed to provide customary indemnification and contribution to MLV against certain civil liabilities, including liabilities under the Securities Act.

The foregoing summary of the material terms of the Agreement is qualified by reference to the full text of the Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Edwards Angell Palmer & Dodge LLP, counsel to the Company, has issued an opinion to the Company, dated August 23, 2011, regarding the validity of the Shares. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The shares of common stock to be sold under the Agreement are registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-173747). Offers and sales, if any, under the Agreement will be made pursuant to the base prospectus thereunder, as supplemented by the prospectus supplement filed August 23, 2011, as it may be further amended or supplemented in the future.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion of Edwards Angell Palmer & Dodge LLP	.

10.1	At Market Issuance Sales Agreement, dated August 23, 2011, by and between Beacon Power Corporation and McNicoll, Lewis & Vlak LLC	.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: August 23, 2011	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

5.1	Opinion of Edwards Angell Palmer & Dodge LLP.

10.1	At Market Issuance Sales Agreement, dated August 23, 2011, by and between Beacon Power Corporation and McNicoll, Lewis & Vlak LLC.